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                                                                   EXHIBIT 10.01



                                SECOND AMENDMENT

                                     TO THE

                              TERM LOAN AGREEMENT

    SECOND AMENDMENT, dated as of August 22, 1996, to the Term Loan Agreement dated as of February 20, 1996 (the "Loan Agreement"), by and among GRANT GEOPHYSICAL, INC., a Delaware Corporation (the "Borrower"), UNITED GEOPHYSICAL (NIGERIA) LTD., a corporation organized under the laws of Nigeria ("Guarantor") and MADELEINE LLC, a New York limited company (f/k/a/ Madeline L.L.C.) (the "Lender").


    The Borrower, the Guarantor and the Lender desire to amend the Loan Agreement to reflect (i) an increase in the Commitment from $3,843,750 to $5,000,000, (ii) a shortening of the Maturity Date from February 20, 1998 to August 18, 1997, (iii) an increase in the interest rate from fourteen (14%) percent to fifteen (15%) percent per annum, (iv) a change in the repayment terms of the Loan and (v) an increase in the administration fee payable by the Borrower to the Lender. Accordingly, the Borrower, the Guarantor and the Lender hereby agree as follows:


    1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

    2. Existing Definitions. (a) The definitions of the terms "Borrowing Base" and "Borrowing Base Certificate" in Section 1.01 of the Loan Agreement are hereby deleted in their entirety.

         (b) The definition of the term "Commitment" in Section 1.01 of the Loan Agreement is hereby amended by deleting the reference to "$3,843,750" and substituting in lieu thereof "$5,000,000."

         (c) The definition of the term "Eligible Accounts Receivable" in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

         (d) The definition of the term "Intercreditor Agreement" in Section
1.01 of the Loan Agreement is hereby amended by adding the words "as the same may be amended from time to time hereafter," after the word "hereof," on the third line thereof.

         (e) The definition of the term "Loan Documents" in Section 1.01 of the Loan Agreement is hereby amended by adding the words "as each may be amended, modified or amended and restated from time to time hereafter" at the end of such definition.
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         (f) The definition of the term "Maturity Date" in Section 1.01 of the
Loan Agreement is hereby amended by deleting the reference to "February 20, 1998" and substituting in lieu thereof "August 18, 1997."

    3. Making the Loan. Section 2.02 of the Loan Agreement is hereby amended by deleting the words "Borrowing Base" in the fourth sentence thereof and substituting the word "Commitment" in lieu thereof.

    4. Loan. Section 2.03(a) of the Loan Agreement is hereby amended by deleting (i) "fourteen (14%)" and substituting in lieu thereof "fifteen (15%)" and (ii) "Effective Date" and substituting in lieu thereof "Amended Effective Date" (as defined hereinafter).

    5. Repayment. Section 2.04 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "2.04. Repayment. To the extent not due and payable earlier pursuant to the terms of the Loan Agreement, the Loan shall be payable interest only at the rates set forth herein, monthly and in arrears, and the entire unpaid principal amount of the Loan shall be due and payable on the Maturity Date, together with all such other amounts as may be necessary to repay in full and in cash all unpaid Obligations to the Lender."

    6. Mandatory Prepayment of the Loan. Section 2.07(a) of the Loan Agreement is hereby deleted in its entirety and shall be replaced with the following:

         "(a) [Intentionally Omitted]."

    7. Administration Fee. Section 3.01(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

         "(b)    Administration Fee. The Borrower shall pay to the Lender a non-refundable administration fee equal to $100,000 per ninety (90) day period, payable in arrears on each of November 16, 1996, February 4, 1997, May 5, 1997 and August 3, 1997; provided, that if the Borrower prepays the Loan in full prior to the Maturity Date, pursuant to Section 2.06 or 2.07 of the Loan Agreement, the pro-rata portion of such fee accruing as of the date of such prepayment shall be due and payable on such date."

    8. Exhibits. Exhibits A, B and E to the Loan Agreement are hereby amended in their entirety to read as set forth in Exhibits A, B and C to this Second Amendment.



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    9.   Representations and Warranties. The Borrower and the Guarantor
represent and warrant to the Lender as follows:

         (a) Each of the Borrower and the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Second Amendment and the exhibits hereto and to perform the Loan Agreement, as amended hereby.


         (b) The execution, delivery and performance by the Borrower and the Guarantor of this Second Amendment and the exhibits hereto and the performance by the Borrower and the Guarantor of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under the Borrower's or the Guarantor's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting the Borrower or the Guarantor or any of the Borrower's or the Guarantor's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to the Borrower's or the Guarantor's property.


         (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Borrower or the Guarantor of this Second Amendment and the performance by the Borrower and the Guarantor of the Loan Agreement as amended hereby.

         (d) This Second Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with their terms.

         (e) Except for Schedule VI, which is amended in its entirety and replaced with Schedule VI hereto, the representations and warranties contained in Article V of the Loan Agreement are true and correct on and as of the Amendment Effective Date (as defined in Section 10 below) as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Amendment Effective Date.

    10. Conditions to Effectiveness. This Second Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

         (a) The lender shall have received counterparts of this Second Amendment which bear the signatures of each of the Borrower and the Guarantor.



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         (b) The Lender shall have received counterparts of the First Amendment to the Intercreditor Agreement bearing the signature of Foothill Capital Corporation.

         (c) The Borrower shall have paid to the Lender a non-refundable amendment fee of $250,000 in immediately available funds.

         (d) All legal matters incident to this Second Amendment shall be satisfactory to the Lender in its sole discretion.

         (e) The Borrower shall have executed and delivered to the Lender (i) the Note, as amended and restated, in the form attached hereto as Exhibit A,
(ii) the Reaffirmation of Guaranty, in the form attached hereto as Exhibit B, and (iii) an opinion of Hutcheson & Grundy, counsel to the Borrower and each of the Guarantors, in the form attached hereto as Exhibit C, all of which shall be dated the Amended Effective Date.

    11. Continued Effectiveness of Loan Agreement. Each of the Borrower and the Guarantor hereby (i) confirm and agree that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Loan Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Second Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lender, or to grant a security interest in or lien on, any Collateral as security for the Obligations of the Borrower or Guarantor from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of the Loan Agreement and security interest or lien is hereby ratified and confirmed in all respects.

    12. No Waiver. Each of the Borrower and the Guarantor hereby agree that no failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document, including, but not limited to, the existence of any Event of Default or Potential Default as of the date hereof; shall be construed as, or deemed, waived by the Lender as a consequence of the consummation of the transactions contemplated by this Second Amendment.

    13.  Miscellaneous.

    (a) This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

    (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.


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         (c) This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers or agents thereunto duly authorized as of the day and year first above written.


                                           GRANT GEOPHYSICAL, INC.

                                           By: /s/ WILLIAM B. CLEVELAND
                                              --------------------------------
                                              Name:  William B. Cleveland
                                              Title: Vice Pres. Finance
                                                     Secretary & Treasurer








                                           UNITED GEOPHYSICAL (NIGERIA) LTD.

                                           By: /s/ WILLIAM B. CLEVELAND
                                              --------------------------------
                                              Name:  William B. Cleveland
                                              Title: Vice Pres. Finance
                                                     Secretary & Treasurer

                                           MADELEINE LLC

                                           By: /s/ KEVIN GENDA
                                              --------------------------------
                                              Name:  KEVIN GENDA
                                              Title: Attorney-in-fact



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